UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 2, 2006
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                 0-27127                  04-3332534

--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)


                     20 Second Avenue, Burlington, MA 01803

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 505-7500

                                 ---------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 2, 2006, iBasis, Inc., a Delaware corporation (the "Registrant"), announced that it has effected a 1-for-3 reverse stock split with respect to shareholders of record on May 2, 2006, with split-adjusted trading commencing as of the opening of market trading on May 3, 2006.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.


Item 9.01. Financial Statements and Exhibits.

       (d)     Exhibits.

               Exhibit
               Number            Description
               ------            -----------

               Exhibit 99.1      Press Release, dated May 2, 2006

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006          iBasis, Inc.

                           By: /s/ Richard G. Tennant
                               -------------------------------------------------
                               Richard G. Tennant
                               Senior Vice President, Finance and Administration And Chief Financial Officer
                               (Principal Financial and Accounting Officer)